UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 23, 2006 (June 20, 2006)

Golfsmith International Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-101117
(Commission File Number)
16-1634897
(I.R.S. Employer Identification Number)
11000 North IH-35
Austin, Texas 78753-3195
(Address and zip code of principal executive offices)
(512) 837-8810
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: AMENDED AND RESTATED CREDIT AGREEMENT
EX-99.2: AMENDED AND RESTATED REVOLVING NOTE
EX-99.3: SWING LINE NOTE
EX-99.4: AMENDED AND RESTATED SECURITY AGREEMENT
EX-99.5: AMENDED AND RESTATED GUARANTY
EX-99.6: AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT
EX-99.7: PATENT SECURITY AGREEMENT
EX-99.8: AMENDED AND RESTATED PLEDGE AGREEMENT
EX-99.9: INTERCOMPANY SUBORDINATION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     On June 20, 2006, the existing senior secured asset based credit facility of Golfsmith International Holdings, Inc. (“Holdings”), as guarantor, and its subsidiaries was amended and restated by entering into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop, as Borrowers, Holdings and the subsidiaries of Holdings identified therein as Credit Parties (the “Credit Parties”), General Electric Capital Corporation, as Administrative Agent, Swing Line Lender and L/C Issuer, GE Capital Markets, Inc., as Sole Lead Arranger and Bookrunner, and the financial institutions from time to time parties thereto. The Amended and Restated Credit Agreement consists of a $65,000,000 asset-based revolving credit facility (the “Revolver”), including a $5,000,000 letter of credit subfacility and a $10,000,000 swing line subfacility. Pursuant to the terms of the Amended and Restated Credit Agreement, the Borrowers may request the lenders under the Revolver or certain other financial institutions to provide (at their election) up to $25,000,000 of additional commitments under the Revolver. The proceeds from the incurrence of Loans under the Amended and Restated Credit Agreement were used, together with proceeds from Holdings’s initial public equity offering, to retire all of the outstanding 8.375% senior secured notes due 2009 issued by Holdings, pay a one-time fee of $3.0 million to First Atlantic, and pay related transaction fees and expenses. On an ongoing basis, Loans incurred under the Amended and Restated Credit Agreement will be used for the working capital and general corporate purposes of the Borrowers and their subsidiaries.
     Loans incurred under the Amended and Restated Credit Agreement bear interest per annum, for the first three months after the closing date, at (1) LIBOR plus one and one half percent (1.50%), or (2) the “Base Rate,” which is equal to the higher of (i) the Federal Funds Rate plus 0.50 basis points and (ii) the publicly quoted rate as published by The Wall Street Journal on corporate loans posted by at least 75% of the nation’s largest 30 banks. Subsequently, the Loans will bear interest in accordance with a graduated pricing matrix based on the average excess availability under the Revolver for the previous quarter. Borrowings under the Amended and Restated Credit Agreement are jointly and severally guaranteed by the Credit Parties, and are secured by a security interest granted in favor of the Administrative Agent, for itself and for the benefit of the lenders, in all of the personal and owned real property of the Credit Parties, including a lien on all of the equity securities of the Borrowers and each of Borrower’s subsidiaries. The Amended and Restated Credit Agreement has a term of five years.
     The Amended and Restated Credit Agreement contains customary affirmative covenants regarding, among other things, the delivery of financial and other information to the lenders, maintenance of records, compliance with law, maintenance of property and insurance and conduct of business. The Amended and Restated Credit Agreement also contains certain customary negative covenants that limit the ability of the Credit Parties to, among other things, create liens, make investments, enter into transactions with affiliates, incur debt, acquire or dispose of assets, including merging with another entity, enter into sale-leaseback transactions, and make certain restricted payments. The foregoing restrictions are subject to certain customary exceptions for facilities of this type. The Amended and Restated Credit Agreement includes events of default (and related remedies, including acceleration of the loans made thereunder) usual for a facility of this type, including payment default, covenant default (including breaches of the covenants described above), cross-default to other indebtedness, material inaccuracy of representations and warranties, bankruptcy and involuntary proceedings, change of control, and judgment default. Many of the defaults are subject to certain materiality thresholds and grace periods usual for a facility of this type.
     The above summary is qualified in its entirety by reference to the Amended and Restated Credit Agreement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 99.1	Amended and Restated Credit Agreement, dated as of June 20, 2006, by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop, as borrowers, Golfsmith International Holdings, Inc. and the subsidiaries of Golfsmith

International Holdings, Inc. identified therein as credit parties, General Electric Capital Corporation, as administrative agent, swing line lender and L/C issuer, GE Capital Markets, Inc., as sole lead arranger and bookrunner, and the financial institutions from time to time parties thereto.

Exhibit 99.2	Amended and Restated Revolving Note, dated as of June 20, 2006, issued by Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop in favor of General Electric Capital Corporation.

Exhibit 99.3	Swing Line Note, dated as of June 20, 2006, issued by Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop in favor of General Electric Capital Corporation.

Exhibit 99.4	Amended and Restated Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

Exhibit 99.5	Amended and Restated Guaranty, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., and Golfsmith Licensing, L.L.C., as guarantors, and General Electric Capital Corporation, as agent.

Exhibit 99.6	Amended and Restated Trademark Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

Exhibit 99.7	Patent Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

Exhibit 99.8	Amended and Restated Pledge Agreement, dated as of June 20, 2006, between Golfsmith International Holdings, Inc., Golfsmith International, Inc., Golfsmith Holdings, L.P., and Golfsmith Delaware, L.L.C., as pledgors, and General Electric Capital Corporation, as the secured party.

Exhibit 99.9	Intercompany Subordination Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Golfsmith NU, L.L.C., Don Sherwood Golf Shop, and Golfsmith Licensing, L.L.C., and General Electric Capital Corporation, as agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
By:	/s/ James D. Thompson
	Name:	James D. Thompson
	Title:	Chief Executive Officer, President and Director

Dated: June 23, 2006

Exhibit Index

Exhibit No.	Description
99.1	Amended and Restated Credit Agreement, dated June 20, 2006, by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop, as borrowers, Golfsmith International Holdings, Inc. and the subsidiaries of Golfsmith International Holdings, Inc. identified therein as credit parties, General Electric Capital Corporation, as administrative agent, swing line lender and L/C issuer, GE Capital Markets, Inc., as sole lead arranger and bookrunner, and the financial institutions from time to time parties thereto.

99.2	Amended and Restated Revolving Note, dated as of June 20, 2006, issued by Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop in favor of General Electric Capital Corporation.

99.3	Swing Line Note, dated as of June 20, 2006, issued by Golfsmith International, L.P., Golfsmith NU, L.L.C., Golfsmith USA, L.L.C., and Don Sherwood Golf Shop in favor of General Electric Capital Corporation.

99.4	Amended and Restated Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

99.5	Amended and Restated Guaranty, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., and Golfsmith Licensing, L.L.C., as guarantors, and General Electric Capital Corporation, as agent.

99.6	Amended and Restated Trademark Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

99.7	Patent Security Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., as grantors, and General Electric Capital Corporation, as agent.

Exhibit No.	Description
99.8	Amended and Restated Pledge Agreement, dated as of June 20, 2006, between Golfsmith International Holdings, Inc., Golfsmith International, Inc., Golfsmith Holdings, L.P., and Golfsmith Delaware, L.L.C., as pledgors, and General Electric Capital Corporation, as the secured party.

99.9	Intercompany Subordination Agreement, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Golfsmith NU, L.L.C., Don Sherwood Golf Shop, and Golfsmith Licensing, L.L.C., and General Electric Capital Corporation, as agent.